SUPPLEMENT NO. 1, DATED OCTOBER 1, 2001
                      TO TIAA-CREF MUTUAL FUNDS PROSPECTUS
                               DATED APRIL 1, 2001

The following supplement amends and supercedes information found in "Your
Account: Buying, Selling or Exchanging Shares" section of the TIAA-CREF Mutual Funds Prospectus on pages 39 to 46. These changes are designed to offset in part the relatively higher costs of servicing smaller accounts.

1.   Account Minimums.

     Beginning November 1, 2001, the minimum initial investment is $1,500 per fund for all accounts, with the following exceptions. The minimum initial investment for Traditional IRA, Roth IRA, Education IRA, Uniform Gift to Minor Act or Uniform Transfer to Minor Act accounts is $500 per fund. The minimum subsequent investment per fund for all account types is $50. The $50 minimum for subsequent investments also applies to exchanges among the funds. Exchanges into a new fund must meet the new account minimums as stated by account type above.

     For those investors who use the Automatic Investment Plan (AIP), the minimum initial and subsequent investment per fund is $50, with each contribution to be invested no less frequently than monthly. In the future we reserve the right to deduct a $10 annual fee for all AIP accounts that cease contributions before reaching the new per fund account minimums by account type as stated above. Before imposing any such fee we will provide you with 60 days advance written notice.

2.   Existing Accounts.

     Accounts which do not meet the new account minimums as of November 1, 2001 are not required at that time to increase their account balances to meet the new account minimums by account type, as stated above. These existing accounts may also continue to make subsequent investments of at least $25 per fund. However, in the future we reserve the right to deduct a $10 annual fee for any such accounts which do not meet the new account minimums. Before imposing any such fee we will provide you with 60 days advance written notice.